UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 4, 2008, Fiserv, Inc. (the “Company”) completed the sale (the “Transaction”) of Fiserv Trust Company and the accounts of the Company’s institutional retirement plan and advisor services operations, the majority of the Fiserv Investment Support Services (“Fiserv ISS”) business, to TD AMERITRADE Online Holdings Corp. (“TD Ameritrade”) pursuant to the terms of a Stock Purchase Agreement, dated as of May 24, 2007, between the Company and TD Ameritrade (the “Agreement”). The Company received $225 million in cash at closing, plus the amount of acquired regulatory capital, and is entitled to receive contingent cash consideration of up to $100 million based on the achievement of revenue targets over the twelve months subsequent to closing. The Company expects to complete the sale of the remainder of the Fiserv ISS business to Robert Beriault Holdings, Inc. by the end of the second quarter of 2008.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. There are representations and warranties contained in the Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Therefore, you should not rely on the representations and warranties contained in the Agreement as statements of factual information.

Item 2.02	Results of Operations and Financial Condition.

On February 6, 2008, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the completion of the Transaction is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Pro forma financial information

Pro forma financial information reflecting the sale of Fiserv ISS is not required because the results of operations from, and assets and liabilities related to, Fiserv ISS were reported as discontinued operations in the financial statements contained in the Company’s Form 8-K, dated November 13, 2007, and the Company’s quarterly reports on Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007.

Exhibits

The following exhibits are being filed or furnished herewith:

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of May 24, 2007, between Fiserv, Inc. and TD Ameritrade Online Holdings Corp. (1)

99.1	Press Release, dated February 6, 2008 (furnished pursuant to Item 2.02)

99.2	Press Release, dated February 4, 2008 (furnished pursuant to Item 7.01)

(1)	Previously filed as exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 3, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: February 6, 2008	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Executive Vice President,
Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of May 24, 2007, between Fiserv, Inc. and TD Ameritrade Online Holdings Corp. (1)

99.1	Press Release, dated February 6, 2008 (furnished pursuant to Item 2.02)

99.2	Press Release, dated February 4, 2008 (furnished pursuant to Item 7.01)

(1)	Previously filed as exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 3, 2007, and incorporated herein by reference.